Exhibit 99.1

OppFi Upsizes Credit Facility with Affiliates of

Atalaya Capital Management to $200 Million

CHICAGO, June 21, 2022— OppFi Inc. (NYSE: OPFI) (“OppFi” or the “Company”), a leading financial technology platform that powers banks to help the everyday consumer gain access to credit, today announced the Company has more than doubled one of its existing credit facilities with affiliates of Atalaya Capital Management LP (“Atalaya”) to $200 million.

“We have been experiencing record consumer demand and opportunistically expanded our funding capacity to support our focus on profitable growth,” said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi.

OppFi increased its capacity under this credit facility from $75 million to $200 million. The expanded commitment, together with an extended three-year maturity, will be utilized to further fund receivables growth, as well as to refinance existing debt under one of the Company’s other credit facilities.

“Inflationary pressures are challenging consumers and affecting their ability to manage financial emergencies,” said Vasili Gerogiannis, Chief Capital Officer of OppFi. “As a result, we’re very pleased to strengthen our relationship with Atalaya, as this upsized credit facility enables us to accommodate increased demand.”

About OppFi

OppFi (NYSE: OPFI) is a leading financial technology platform that powers banks to help the everyday consumer gain access to credit. Through its unwavering commitment to customer service, the Company supports consumers, who are turned away by mainstream options, to build better financial health. In 2021, OppFi was recognized by the Deloitte North America Technology Fast 500 for the fourth consecutive year. OppFi maintains a 4.7/5.0 star rating on Trustpilot with more than 3,000 reviews and an A+ rating from the Better Business Bureau (BBB), making the Company one of the top consumer-rated financial platforms online. For more information, please visit oppfi.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations with respect to the future performance of OppFi’s platform and OppFi’s expectations for its growth. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; the effects of inflationary pressures; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts:

Investor Relations: investors@oppfi.com

Media Relations: media@oppfi.com